Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

证券购买协议

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of June 7, 2024 by and among BAIYU Holdings, Inc., a Delaware corporation (the “Company”), and persons listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

本证券购买协议（“本协议”）系于2024年6月7日，由BAIYU Holdings, Inc.，一家特拉华州注册公司（“公司”），和附录B下所列的且在本协议签字页上签署的个人（每一个人均为“购买人”，合称“购买人”）之间合意签订。

RECITALS

前言

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company is offering to sell a total of 30,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), at a price of $1.23 per share (representing the number equal to (i) the average Nasdaq Official Closing Price of the Company’s Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the date of this Agreement, times (ii) 1.1) to the Purchasers, who severally but not jointly enters into this Agreement and makes representations and warranties hereunder; and

鉴于，基于本合同的条款及条件，依据美国1933年证券法（包括该法案修订内容）（“证券法”），公司在此要向购买人出售其公司30,000,000股普通股股票，票面价值每股0.001美元（“普通股”），每股购买价格1.23美元（这代表（i）公司普通股的平均纳斯达克官方收盘价（如反映在Nasdaq.com上）在本协议生效日期前五个交易日的价格，乘以（ii）1.1）, 各购买人独立地而非联合地签署本协议，并作出本协议项下的各项陈述和保证；及

WHEREAS, each Purchaser is a “non-US person” as defined in Regulation S as promulgated under the Securities Act (“Regulation S”), acquiring the Shares solely for its own account for the purpose of investment.

鉴于，购买人是或证券法下的规则S（“规则S”）下定义的“非美国主体”，购买上述股票仅为购买人的个人投资目的.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

鉴于此，考虑到本协议中达成的双方承诺，以及其他有效且有值对价，公司和购买人在此承认这些对价的收到和充分性，公司和购买人在此就以下内容表示同意：

ARTICLE I

第一条

Purchase and Sale of the Shares

股票的购买和销售

Section 1.1 Purchase Price and Closing.

第1.1节 购买价格和交割。

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to each Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase for $1.23 (representing the number equal to (i) the average Nasdaq Official Closing Price of the Company’s Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the date of this Agreement, times (ii) 1.1) per share, such number of shares of Common Stock (each a “Share” and collectively the “Shares”) for an aggregate price of listed on the signature page hereto (the “Purchase Price”).

在以下条款和条件下，公司同意向购买人发行并出售；根据本协议的陈述、保证、承诺、条款和条件，购买人同意以每股1.23美元的价格（这代表（i）公司普通股的平均纳斯达克官方收盘价（如反映在Nasdaq.com上）在本协议生效日期前五个交易日的价格，乘以（ii）1.1）购买普通股（每一普通股均为一“股”，合称“股票”），购买股数及其总价列明在本协议附载的签字页中（“购买价款”）。

(b) Subject to all conditions to closing being satisfied or waived, the closing of the purchase and sale of the Shares (the “Closing”) shall take place on June 18, 2024 or such other date as mutually agreed by the parties (the “Closing Date”).

在交割的条件被满足或豁免的前提下，股票的购买和销售交割（“交割”）将在2024年6月18 日或各方互相同意的其他日期（“交割日”）进行。

(c) Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (i) a certificate for such number of Shares, and (ii) any other documents required to be delivered pursuant to this Agreement. At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer pursuant to the wire information contained in this Agreement or by check.

根据本协议的条款和条件，在交割时公司应向购买人送达或使他人向购买人送达(i)写有普通股股票数额的股权证书，(ii)其他任何根据本协议应送达的文件。在交割时，购买人应根据本协议的汇款信息向公司汇入其购买价款，或以支票的方式支付。

ARTICLE II

第二条

Representations and Warranties

陈述和保证

Section 2.1 Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to each Purchaser on behalf of itself, its subsidiaries, as of the date hereof and as of the Closing (or, if made as of a date specified below, as of such date) (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

第2.1节 公司和其子公司的陈述和保证。公司在此代表其本身以及其子公司，截至本日以及截至交割日期（或者如果是根据下文指定的日期作出的陈述，则截至该日期）就以下事项（但与本小段标号相对应的披露表中的事项除外）作出陈述和保证：

(a) Organization, Good Standing and Power. The Company is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each of its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).

组织、合法持续性和权力。公司是依其司法辖区内有关成立或组织的法律成立或组织的，有效存续的公司或其他实体，各自都有必需的公司权力来持有、出租和操作其财产和资产，并进行合法的商业运作。除非披露表2.1(a)有不同的规定，公司以及其每一个子公司在每一个需经营资格的业务所在地辖区和财产所在地辖区有合法资格进行经营并有良好的经营持续性，但未能获得这种资格不会产生重大不利影响的任何司法辖区（单独或合计）则除外（如本协议第2.1(g)所定义）。

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its board of directors or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

公司权力；授权和执行。公司有必要的公司权力和授权来签订和履行本协议下的义务。公司有必要的权力和授权按照本协议的规定来发行和出售股票。公司对本协议的签署、送达和履行和对本协议项下交易的完成在此由所有必要的公司行为合法有效授权，无需再由公司或董事会或股东会进一步同意或授权。根据其条款，本协议构成，或在签署和送达时应当构成，对于公司有效和有约束力的执行义务，除非这种执行义务受到适用的破产、解散、重组、延期偿付、清算、委托管理或其他有关债权人的权利和补救的执行的法律或其他衡平法原则的限制。

(c) Capitalization. The authorized capital stock of the Company as of May 10, 2024 is set forth in the Company’s Form 10-Q Quarterly Report for the period ended March 31, 2024 (the “Form 10-Q”), and the issued and outstanding Common Stock of the Company immediately prior to the Closing is 19,935,688.

股本。截至2024年5月10日，公司授权的股本载于公司截至2024年3月31日的季度报告表格10-Q（“表格10-Q”），交割之前公司已发行和流通的普通股为19,935,688股。

(i) no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

不存在有优先配股权、转换权或其他权利的普通股；不存在流通的期权、认购权、临时凭证、承诺购买权、要求或任何性质的承诺，或转换成公司股本的任何股份的其他权利；

(ii) Except as otherwise set forth in the Commission Documents (as defined below), there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

除非在证监会文件（如下所定义）中另有规定，不存在公司为一方当事人或受其约束的合同、承诺、理解或安排，公司可能受其约束以发行额外的公司股本股份或转换成公司股本股份的期权、证券或权益；

(iii) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

公司没有在任何协议中同意或承诺对公司股本的任何股份的投票权和股份转让进行限制，也不知情任何此类协议；

(iv) the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, except where non-compliance would not have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company’s Certificate of Incorporation, as amended and in effect on the date hereof (the “Articles”), and the Company’s Bylaws, as amended and in effect on the date hereof (the “Bylaws”). Except as restricted under applicable federal, state, local or foreign laws and regulations, the Articles, this Agreement, or as set forth on Schedule 2.1(c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s preferred shares, or its Common Stock.

公司在本次交易交割结算前发行的所有股本股票、可转证券、权益、认股权证或期权的买卖都符合适用的联邦和州证券法的规定，除非这些违反不会对公司有重大不利影响。公司向购买人提供了真实的公司成立协议副本（“公司成立协议”）和公司章程副本（“公司章程”）。除了适用的联邦、州、当地、国外法律和规则，公司成立协议，本协议以及披露表2.1(c)中的限制外，不存在任何书面或口头的合同、工具、协议、承诺、义务、计划或安排限制公司就其发行的优先股或普通股分配股息。

(d) Issuance of Shares. The Shares to be issued at the Closing have been duly authorized by all necessary corporate action and the Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable.

股票的发行。本交易交割时应发行的股票已经必要的公司行为授权。普通股在按照本协议的条款支付和发行时，应是有效发行和流通的，缴足及毋须课税的。

(e) Subsidiaries. Except as disclosed in the Commission Documents (as defined below), the Company does not have any other subsidiaries.

子公司。除证监会文件已披露的信息外（定义见下），公司没有其他子公司。

(f) Commission Documents, Financial Statements. Except as set forth on Schedule 2.1(f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Form 10-Q and other material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchaser. At the time of the respective filings, the Form 10-K and the Form 10-Q complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. As of their respective filing dates, none of the Form 10-K or Form 10-Q contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (the “GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

证监会文件、财务报表。根据修订后的1934年证券交易法（“交易法”）的要求，除了披露表2.1(f)中列明的项目，公司向证监会申报了所有的报告、披露表、表格、说明书和其他文件，包括根据交易法第13(a)或15(d)节申报的材料（所有上述申报材料在本协议中统称为“证监会文件”）。根据相关适用法的规定，公司没有向购买人披露任何应当首先向公众披露而未披露的内部信息，但不包括（i）与本协议中的交易相关的信息，或（ii）根据购买人签署的不公开或内部保密协议而披露的信息。在每一次申报时，表格10-K和表格10-Q都符合交易法的要求和证监会的规则以及其他联邦、州和当地的适用的法律、法规和规则。在每一次申报时，表格10-K或表格10-Q都没有对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证监会文件中包含的公司财务报表都符合相关的会计规则要求，证监会的相关公告规则和其他适用的法规和规则。这些财务报表都符合美国一般会计准则（“一般会计准则 ”）的要求，并在一定时期内保持数据一致（除非（i）财务报表或记录中作不同的说明，或（ii）在未经审计的内部财务报表的情况下，报表可能不包含脚注或进行简化或为概要性报表），并真实反映该季度内的公司合并 财务情况，经营状况和该季度结束时的现金流（但在未审计的财务报表的情况下，应以正常年度结束时的调整数据为准）。

(g) No Material Adverse Effect. Since March 31, 2024, the Company has not experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement.

无重大不利影响。自2024年3月31日，公司和子公司没有遭遇任何重大不利影响。出于本协议的目的，“重大不利影响”应指（i）任何对公司以及在合并报表情况下的子公司的资产、财产、财务状况、业务或前景有任何重大不利影响的事件，和/或（ii）任何阻止或重大干涉公司履行本协议下的任何重大承诺、协议和义务的条件、情况或形势。

(h) No Undisclosed Liabilities. Other than as disclosed in the Company’s Commission Documents or on Schedule 2.1(h), to the knowledge of the Company, neither the Company, nor the subsidiaries have any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s and the subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

无未披露的义务。除了公司的证监会文件和披露表2.1(h)所列的事项外，据公司所知，公司和其子公司没有任何未披露的义务、责任、诉讼或损失（不论是可清算的或不可清算的，有担保的或未担保的，全部的或计息的；附随的或其他），但公司和子公司在日常经营中产生的义务、责任、诉讼或损失，如果对于公司或子公司无重大不利影响，不应计入未披露的义务之内。

(i) No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company, the subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

无未披露事件或情况。在公司知道的范围内，不存在根据适用的法律、规则或法规，应进行公开披露或公告而未披露公告的关于公司、子公司、或其各自的业务、财产、运作或财务的事件和情况。

(j) Title to Assets. Except where non-compliance would not have a Material Adverse Effect, each of the Company and the subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the financial statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the financial statements free and clear of any Lien (as defined below). All leases are valid and subsisting and in full force and effect.

资产所有权。除非这些违反不会对公司造成重大不利影响，公司和每个子公司对以下资产有合法可出售的所有权：（i）所有计入财务报表的其所有和使用的资产和财产，（ii）目前经营所必需的资产和财产，以及（iii）所有计入财务报表的不动产和个人财产（定义见下）没有留置权。所有租约均有效且存续，并具有完全的效力和作用。

(k) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company which questions the validity of this Agreement or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except where the same would not have a Material Adverse Effect, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company involving any of their respective properties or assets. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, the subsidiaries or any of their respective executive officers or directors in their capacities as such.

未决诉讼。据公司所知，没有任何针对或涉及公司的行动、诉讼、索赔、调查、仲裁、替代性争端解决程序或任何其他程序，质疑本协议或本协议创设的交易或根据本协议或据此采取的任何行动的有效性。除了不会产生重大不利影响的情况外，没有任何针对或涉及公司的行动、诉讼、索赔、调查、仲裁、替代性争端解决程序或任何其他程序正在进行，或据公司所知，威胁或涉及各自财产或资产。据公司所知，没有任何法院、仲裁员或政府或监管机构针对公司、子公司或其各自的任何执行官或董事的未执行命令、判决、禁止令、裁决或法令。

(l) Compliance with Law. The Company and the subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

符合法律规定。公司和子公司拥有其进行各自经营所必须的特许权、许可权、证书、同意或其他政府或监管机构授权和同意，除非公司和子公司不可能合理预期到没有该特许权、许可权、证书、同意或其他政府或监管机构授权和同意会对公司经营造成重大不利影响。

(m) No Violation. The business of the Company and the subsidiaries is not being conducted in violation of any Federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity, except for possible violations which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing.)

无违法行为。公司和子公司的经营没有违反任何联邦、州、当地或外国政府的法律或规则、法律、政府实体的政令，除非公司或子公司不能合理预期到该违反会造成重大不利影响。根据联邦、州、当地或外国法、法规或规则的规定，公司不需获得任何同意、授权或命令，或向任何法庭或政府机构备案或登记来签署、交付或履行本协议下的义务，（不包括（x）截至本协议日期已获得的任何同意、授权、或命令，（y）截至本协议日期已进行的备案或登记，或（z）在交割结算后必须向证监会或州证券管理机构进行的任何备案。）

(n) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

无冲突。公司签署、送达和履行本协议以及公司完成本协议和本协议所拟定的交易，没有也不会（i）违反公司成立协议或公司章程的任何条款，（ii）与公司为一方当事人或公司或其财产或资产受其约束的任何协议、抵押、信托契约、契约、票据、债券、许可证、租赁协议、文书或义务相冲突，或构成违约（或在发出通知或时间流逝后将成为违约的事件），或给予他人任何终止、修正、加速或取消的权利，（iii）在公司在一方当事人或财产受约束的任何协议或承诺中使公司本身或公司的任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担（统称“留置权”），或（iv）违反任何公司或其任何子公司适用的或其任何资产、不动产受影响或约束的联邦、州、当地或外国法律、规则、法规、法令、判决或命令（包括联邦和州的证券法规）；但如果上述的冲突、终止、修改、取消、违反不会单独或集体地对公司产生重大不利影响，则不应包括在内。

(o) Certain Fees. Except as set forth on Schedule 2.1(o) hereto, no brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

特定费用。除了披露表2.1(o)所列的项目，公司不需要根据本协议支付与本交易有关的中介费用、佣金费用或融资顾问费用或提成。

(p) Disclosure. Except as set forth on Schedule 2.1(p), neither this Agreement nor the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or the subsidiaries in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, taken as a whole and in the light of the circumstances under which they were made herein or therein, not false or misleading.

披露。除了披露表2.1(p)规定之外，本协议或其附表以及由公司或子公司或代表公司或子公司就本协议所拟定的交易向购买人提供的任何其他文件、证书或文书都不包含任何不真实的重大事实的陈述，或遗漏必要的重大事实，以使这里或那里的陈述从整体上看以及根据它们在这里或那里的情况，不至于虚假或误导。

(q) Intellectual Property. Each of the Company and the subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

知识产权。公司和每个子公司对其各自进行经营所必需的全部专利、商标、知名品牌（不论是否注册）和任何其他可以申请专利的技术创新或衍生著作权、网站或其他知识产权、服务标识、商号、著作权、执照和授权拥有所有权或合法使用权，且不与他人的权利相冲突，但不包括那些即使不拥有也不会对公司产生重大不利影响的知识产权。

(r) Books and Record Internal Accounting Controls. Except as may have otherwise been disclosed in the Form 10-Ks or the Form 10-Qs, the books and records of the Company and the subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, or the subsidiaries. Except as disclosed in the Company’s Commission Documents or on Schedule 2.1(r), the Company and the subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

会计账目内部控制。除了在表格10-K或表格10-Q中作不同披露外，公司和子公司的会计账目准确体现了与公司和子公司经营有关的重大信息、资产的地点和保管、所有使公司和子公司承担义务或产生可记账收入的交易。除了在公司的证监会文件中或披露表2.1(r)中的披露外，公司和子公司保持一个内部会计控制系统，根据公司的判断，该系统充分的提供以下合理保证：（i）交易经公司管理层一般或特别授权，（ii）交易的记账符合一般会计准则的要求，且维持了资产的可记录性，（iii）资产的使用只有经管理层的一般或特别授权，（iv）对现有资产和可入账资产按合理的差距进行了比较且针对该差别采取了合理的行动。

(s) Material Agreements. Any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company and the subsidiaries is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company were registering securities under the Securities Act has previously been publicly filed with the Commission in the Commission Documents. Each of the Company and the subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.

重大协议。所有公司及其子公司作为一方参与的任何和所有书面或口头合同、工具、协议、承诺、义务、计划或安排， 如果公司根据证券法向证监会申报登记注册证券，也需要将其副本作为申报登记表S-1的附件（统称“重大协议”），公司或其子公司已经在所有重大方面履行了生效协议下的义务，没有接到违约的通知，截至目前为止根据前述协议需要履行的所有义务，未收到任何违约通知，并且没有违反任何现行有效的重要协议，其结果将导致重大不利影响。

(t) Transactions with Affiliates. Except as set forth in the financial statements or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

与关联人的交易。除了财务报表或证监会文件中说明的之外，没有存在于以下主体之间的贷款、租赁、协议、合同、使用协议、管理合同或安排或其他进行中的交易（a）一方主体为公司，且（b）对方主体为公司的管理人员、员工、顾问或董事，公司的持股人，或者为他们的直系亲属成员，或者任何受管理人员、员工，顾问、董事或他们的直系亲属成员控制的公司或实体。

(u) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 2.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of NASDAQ Stock Market.

私募。假设每个购买人在第2.2条中的陈述和保证是准确无误的，根据证券法规定，公司在本协议下拟向购买人提供并出售的股票不需要登记。本协议下发行和销售的股票不违反纳斯达克股票市场的规则和规定。

(v) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

投资公司。在1940年投资公司法案定义下，公司现在不是投资公司或投资公司的关联方，在收到股票的支付后也不会成为投资公司或投资公司的关联方。公司应以一种使其不会成为需要注册的投资公司的方式经营业务。

(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that SEC is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from NASDAQ Stock Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. Except as set forth in the SEC Reports, the Company is in compliance with all such listing and maintenance requirements.

上市及上市维护要求。公司普通股根据交易法第12节（b）款及12节（c）款完成注册。公司未采取任何行为或在其可知晓范围内了解到任何交易法下可能终止普通股注册的行为，且公司未从SEC收到任何表示终止注册的通知。除了在SEC报告中提供的信息，公司在自本协议日期起前12个月中未从纳斯达克股票交易市场收到因其普通股所导致的任何针对上市及上市维护要求的不合规通知。除SEC报告中披露的信息外，公司遵守了所有上市及上市维护要求。

For the purpose of the Agreement, the term “SEC Reports” mean all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), and the foregoing materials, including the exhibits thereto and documents incorporated by reference therein.

仅就本协议而言，“SEC报告”指所有报告、列表、表格、陈述及其他公司需要根据证券法和交易法，包括交易法第13节（a）款或15节（b）款，提交的自本协议日期起前两年的文件（或公司根据法律规定需提交的更短阶段内的相关材料），及上述材料，包括所附附件及援引的文件。

(x) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 2.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of NASDAQ Stock Market on which any of the securities of the Company are listed or designated.

无集成募股。假设2.2节中购买人的陈述和保证是准确无误的，不论公司或是其关联方或代表他们的个人，均未直接或间接提供要约或出售，或唆使对于证券购买的要约，使本募股中出售的股票与公司之前的募股以以下目的进行整合：（i）在证券法下此出售的股票需要进行注册，或（ii）纳斯达克股票交易市场中任何针对公司上市或指定证券可适用的股东批准条款。

(y) Auditor. The Company’s auditing firm is Enrome LLP. To the knowledge and belief of the Company, such auditing firm is a registered public accounting firm as required by the Exchange Act.

审计人员。公司的审计公司为Enrome LLP。据公司所知和相信，该审计公司是根据《交易法》要求的注册的上市会计师事务所.

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and as of the Closing Date (or, if made as of a date specified below, as of such date):

第2.2节 购买人的陈述和保证。各购买人，单独地而并非联合地，特此向公司作出以下陈述和保证，截至本日以及交割日期（或者如果是根据下文指定的日期作出的陈述，则截至该日期），如下：

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

无冲突。购买人签署、送达和履行本协议以及交易内容，没有也不会与任何协议相冲突，或构成违约（或在发出通知或时间流逝后将成为违约的事件）；或给予他人任何终止、修订、加速或取消的权利，在购买人作为一方当事人,或在其财产或资产受约束的任何协议、契约、文书或义务中；或导致违反任何法律、规则或条例、任何法院或政府机构适用于购买人或其财产的任何命令、判决或法令（但单独或总体上不会对购买人产生重大不利影响的冲突、违约和违反行为除外）。除外。购买人购买普通股，签署、送达和履行本协议和其他交易文件不需要获得任何法院或政府机构的同意、授权或命令，也不需要向任何法院或政府机构进行任何备案或登记，但是在本句陈述的范围内，购买人依赖于公司相关陈述的准确性作出以上陈述。

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit A. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

购买人资格。购买人应为规则S定义下的“非美国主体”。购买人作出附录A所列的非美国主体的额外陈述和保证。购买人不需要是交易法第15条下的注册的券商，并且购买人也不是券商或券商的关联人。

(c) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

依赖于豁免。购买人知道在此出售的股票是根据美国联邦和州证券法的登记注册要求的豁免出售的，公司依赖于购买人的陈述、保证、协议、同意、承认和理解的真实性和准确性，并对其的遵循，以决定这一豁免是否适用于购买人的购股行为。

(d) Information. The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein. The Purchaser understands that its investment in the Shares involves a significant degree of risk. The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

信息。购买人以及其顾问有机会向公司和子公司的管理层就公司的业务、财务和运作以及与此融资有关的信息提问，并获得了所要求的与本公司业务、财务和运作有关的所有信息以及与股票的发行和销售有关的信息。购买人或其顾问所作的调查或尽职调查没有改变购买人依赖公司在此作出的陈述和保证的权利。购买人明白他的投资有风险，并确认他的投资是在其对投资进行独自评估的基础上作出的。

(e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

政府审批。购买人明白美国联邦或州政府或其他行政机构没有推荐或认可该股票。

(f) Transfer or Re-sale. The Purchaser understands that the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Shares may not be transferred unless (i) the Shares are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2.2(f) and who is a non-US person, (iv) the Shares are sold pursuant to Rule 144, or (v) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

转让或再出售。购买人明白股票不得根据证券法或适用的州证券法转让或再出售，除非（i）股票是在证券法下根据有效的登记申请书出售；（ii）购买人向公司递交合格的法律意见书，说明股票出售可以适用证券法下的豁免；（iii）股票是出售或转让给“关联人”（关联人的定义见证券法下144规则“144规则”），进行出售的购买人是合格投资人，（iv）证券单位根据144规则进行出售，或（v）根据证券法下的规则S进行出售。尽管有以上规定，股票可以在真实保证金账户或其他贷款安排中作为抵押品进行抵押。

(g) Legends. The Purchaser understands that the Shares shall bear a restrictive legend in the form as set forth under Section 5.1 of this Agreement. The Purchaser understands that, until such time the Shares may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the form set forth under Section 5.1 (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities).

限制交易说明。购买人明白股票带有本协议第5.1条下所列的交易限制。购买人明白，除非出售根据证券法进行登记，或可以适用144规则或规则S进行出售，股票应带有此限制交易说明(并且针对此证券的禁止转让令将有可能被颁布)。

(h) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

购买人居住地和受管辖地列于本协议的签字页。

(i) No General Solicitation. The Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

无一般劝诱。购买人承认公司要约出售股票没有采取一般或公众劝诱或一般广告或公众广告或销售讲座的方式，包括(i)任何广告、文章、通知或其他通过报纸、杂志或其他类似媒体登出的信息，或者电视或无线电广播，或(ii)任何通过上述沟通方式邀请购买人参与的讲座或会议。

(j) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act, and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

规则144。购买人明白股票的持有的时长是不确定的，除非股票经登记注册或登记注册被豁免。购买人承认其熟知规则144和规则144A，并被告知根据规则144和规则144A，股票只有在特定的情况下才被允许出售；并且在不能适用规则144和规则144A时，如果股票没有登记注册或豁免，就不能出售。

(k) Brokers. Purchaser does not have any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

融资代理。据购买人所知，公司不需要支付任何其他融资代理、金融顾问、发现者、券商、投资银行、银行或其他个人或主体任何与本交易有关的中介费、发理费或佣金。

(l) Acquisition for Investment. The Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone.

投资目的。购买人是符合规则S下定义的“非美国主体”，购买此合同下的股票仅出于其个人的投资目的，不是为了向其他人分销。

(m) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, and such Purchaser confirms that it has not relied on the advice of any other person’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

独立的投资决定。该购买人已根据本协议独立地评估其购买股票决定的优缺点，并且该购买人确认在其作出购买股票的决定时其并未依赖任何其他的商业和/或法律顾问的意见。该购买人理解本协议，或由公司、公司代表向购买人提交的任何与购买股票有关的材料绝不构成法律，税务或投资方面的建议。针对此购买股票的决定，该购买人已经咨询过在其全权决定下认为必要或适当的法律，税务和投资方面的顾问。

(n) Not Acting as a Group. Such Purchaser is not acting in concert or as a “Group” within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 thereunder with any other Purchasers with respect to the investigation, execution, delivery, amendment, modification, waiver, performance or consummation of this Agreement or any of the transactions contemplated hereby.

不作为一个团体。 该购买人在调查、执行、送达、修改、放弃、履行或完成本协议或本协议下的任何交易和其他购买人不具有一致行动或构成视为证券交易法第 13(d)(3) 条或规则 13d-5 下的“集团”行事 。

(o) Stockholding Certificate. The Stockholding Certificate (as defined below) delivered by such Purchaser pursuant to Section 4.1(g) is true and accurate in all respects as of the date of hereof and as of the Closing Date.

股份证明。根据本文第4.1(g)款的规定，由该购买方交付的股份证明（如下所定义）在本文日期和交割日期时在各个方面均为真实准确。

ARTICLE III

第三条

Covenants

承诺

The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees (as defined herein).

出于购买人和他们的受让人的利益考虑，公司同意以下条款：

Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser or subsequent holders.

第3.1节 证券合规。公司应根据委员会的规则和条例，向证监会通知申报交易文件，以及根据适用法律、法则和规则的要求，采取所有其他必需的行动和程序来有效合法的发行股份。

Section 3.2 Confidential Information. Each Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, or (iii) to any general partner or affiliate of such Purchaser.

第3.2节 保密信息。购买人同意其对于公司根据本协议和其他交易文件提供给购买人、购买人员工、代理事代理的财务报表、报告或其他材料中的内部信息会保密、不披露、不泄露或使用，除非该内部信息非因购买人的过错而为公众所知悉，但是购买人可以披露以下(i)向购买人的律师、会计和其他专业人士披露其向公司的投资；(ii)只要未来的股票受让人受本协议第3.3条约束，可以向未来受让人披露；或(iii)向购买人的一般合伙人或关联人披露。

Section 3.3 Compliance with Laws. The Company shall comply to comply in all material respects, with all applicable laws, rules, regulations and orders, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

第3.3节 符合法律。公司应在所有重大方面，符合相关的法律、法规、规则和命令的规定, 除非不符合不会对公司造成重大不利影响。

Section 3.4 Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

第3.4节 记录和会计账册。公司应保存充分的记录和会计账册，在其中按照一贯适用的一般会计准则作出完整的记录，反映公司的所有财务交易，在每一会计年度应针对与其业务相关的折旧、损耗、报废、摊销、税项、坏账及其他与业务有关的目的作出所有适当的拨备。

Section 3.5 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its or their behalf has provided or, from and after the filing of the Press Release, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a specific written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company. At the time of the filing of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. The Company shall not disclose the identity of any Purchaser in any filing with the SEC except as required by the rules and regulations of the SEC thereunder. In the event of a breach of the foregoing covenant by the Company, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, a Purchaser may notify the Company, and the Company shall make public disclosure of such material nonpublic information within two (2) trading days of such notification.

第3.5节 重大信息披露。公司承诺并同意，在公告之前或之后，除了与本协议拟议的有关的信息之外，公司或代表公司行事的任何其他人没有向购买人或其代理或顾问披露任何重大内部信息，除非购买人在此之前签署了一份关于保密和使用该内部信息的特别书面协议。公司理解并确认购买人会依赖上述承诺进行交易。在提交公告时，任何购买人不得拥有从公司、其任何子公司或其各自的高级职员、董事、雇员或代理人处获得的、未在公告中披露的任何重大非公开信息。公司不得在向证监会提交的任何文件中披露任何购买人的身份，除非是根据证监会的规则和条例要求。如果公司或其任何或各自的高级职员、董事、雇员和代理人违反了上述约定，除了本协议规定的任何其他补救措施外，购买人可以通知公司，公司应在通知后的两（2）个交易日内公开披露该重大非公开信息。

Section 3.6 No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

第3.6节 无操纵价格。公司不会直接或间接采取任何行动，意图或导致，或构成或合理预期构成对公司证券价格的稳定和操纵。

Section 3.7 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the securities in a manner that would require the registration under the Securities Act of the sale of the securities or that would be integrated with the offer or sale of the securities for purposes of the rules and regulations of NASDAQ Stock Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

第3.7节 集成。公司不应出售、提供出售或唆使购买公司任何证券，或以其他方式针对公司任何证券进行交涉（依据证券法第2节定义），从而使此证券与证券法下所规定的方式注册的其他提供出售或出售的证券相整合，或与相关交易进行交割前需根据纳斯达克股票交易市场要求需要由股东在该等交易交割前提前批准的证券相整合，除非此交易在交割前已获得股东批准。

Section 3.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt, (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

第3.8节 所得款项用途。公司应将本协议下出售股票的所得款项用于运营，且不得将所得款项用于（a）偿还公司债务；（b）赎回公司任何普通股或普通股等价物；（c）和解任何未决诉讼；或（d）违反海外反腐败法或美国财政部海外资产控制法规。

For the purpose of this Agreement, the term “Common Stock Equivalents” means any securities of the Company or the subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

仅就本协议而言，“普通股等价物”指公司或公司子公司任何授权持有人在任何时候可获得普通股的证券，包括但不限于，任何债务、优先股、权利、期权、权证或其他可以在任何时候可转换、可实行或可交换或使持有人在任何时候获得普通股的票据。

Section 3.9 Reporting Status. Until the date on which the Purchasers shall have sold all of the Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

第3.9节 报告状态。截止购买人将其股票全部出售的当天为止，公司应及时向证监会提交交易法下要求的所有文件并不应终止其在交易法下需提交相关报告的发行人身份，即便交易法或其项下的规则和条例不再要求或允许这种终止。

Section 3.10 Shareholder Approval. If applicable, the Company will use commercially reasonable best efforts to have this Agreement, all exhibits and schedules thereto and hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder (the “Transaction Documents”) approved by the Company’s shareholders in accordance with NASDAQ continued listing requirements to the extent that such approval is required. Concurrently with seeking approval for the Transaction Documents, the Company will seek approval for an additional transaction or series of transactions with such terms and conditions as mutually agreed between the Company and the Purchasers, if applicable.

第3.10节 股东批准。如适用，公司应尽商业上的合理最大努力使本协议、所附附件及披露表，以及其他任何与本协议下所拟交易相关的已签署的文件及协议（“交易文件”）根据纳斯达克持续上市要求交由公司股东进行批准，如果取得该项批准是需要的。在寻求批准交易文件的同时，公司将以公司及购买人合意的条款及条件就新的交易或系列交易寻求股东批准，如适用。

ARTICLE IV

第四条

CONDITIONS

条件

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

第4.1节 公司出售股票的义务的前提条件。在本协议下，公司仅在以下各条件在交割时或交割之前被满足或被放弃时，才承担发行并向购买人出售股票的义务。此等条件是基于公司的利益，公司可随时依据自己的决定选择放弃此等条件。

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

购买人的陈述与保证的准确性。本协议中购买人的陈述与保证在各个重大方面都应真实并且准确，此真实性和准确性针对本协议签署时和交割日来衡量，但若陈述和保证中明示说明了特定日期，则按照此日期来衡量。

(b) Performance by the Purchaser. The Purchasers shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied, or complied with by such Purchaser at or prior to the Closing.

购买人的履行。在交割时或交割之前，购买人应在各方面履行，达到并符合购买人应履行，达到或符合本协议所必需的承诺，条款和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无禁止令。任何有管辖权的法院或政府机构都没有制定，通过，颁布或支持任何禁止本协议项下所拟议的交易发生的法条，规则，规章，可执行命令，法令，判决或禁止令。

(d) Delivery of Purchase Price. The Purchase Price for the Shares shall have been delivered to the Company.

购买价款的给付。股票购买价款应已支付给公司。

(e) Delivery of this Agreement. This Agreement shall have been duly executed and delivered by the Purchasers to the Company.

本协议的送达。本协议应已由购买人正式签署并送达给公司。

(f) Receipt of NASDAQ’s Approval. The Company shall receive from NASDAQ the approval of the application for the listing of the Shares.

收到纳斯达克的批准。公司应从纳斯达克收到对增发股票申请的批准。

(g) Delivery of Stockholding Certificate. As of the date hereof and as of the Closing Date, each Purchaser shall deliver to the Company a Stockholding Certificate in substantially the same form set forth in Exhibit C hereto (the “Stockholding Certificate”).

股份证明的交付。截至本日以及截至交割日期，每位购买方应交付给公司一份形式基本与附表C中所示相同的股份证明（“股份证明”）。

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares. The obligation hereunder of each Purchaser to acquire and pay for the Shares offered in Offering is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

第4.2节 购买人购买股票的义务的前提条件。在本协议下，购买人仅在以下各个条件在交割时或交割之前被满足或被放弃时，才承担购买股票并支付的义务。此等条件是基于购买人的利益，并且购买人可随时自行决定选择放弃此等条件。

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

公司的陈述与保证的准确性。本协议中公司的陈述与保证在各个重大方面都应真实并且准确，此真实性和准确性针对本协议签署时和交割日来衡量，但若陈述和保证中明示说明了特定日期，则按照此日期来衡量。

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

公司的履行。在交割时或交割之前，公司应在各方面履行，满足并符合所有公司履行，满足或符合此协议所必需的合意，协议和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无禁止令。任何有管辖权的法院或政府机构都没有制定，通过，颁布或支持任何禁止本协议项下拟议的交易发生的法条，规则，规章，可执行命令，法令，判决或禁止令。

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

无诉讼程序或诉讼。任何仲裁员或任何政府机构都没有对公司或公司的任何高级职员、董事或附属机构提起行动、诉讼或程序，也没有任何政府机构威胁要进行调查，以寻求限制、阻止或改变本协议所拟议的交易，或请求与这些交易有关的损害赔偿。

(e) Certificates. The Company shall have executed and delivered to each Purchaser the certificates (in such denominations as such Purchaser shall request) for the Shares being acquired by such Purchaser immediately after the Closing (in such denominations as such Purchaser shall request) to such address set forth next to the Purchaser with respect to the Closing.

证书。公司应签署并向购买人送达由此购买人在交割后立即获得股票的证书（证书的种类/面值依购买人所要求），地址应为交割时购买人的地址。

(f) Resolutions. The board of directors of the Company shall have adopted resolution consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).

决议。公司董事会应采纳与本协议中第2.1节(b)相一致的，在形式上可被此购买人合理的接受的决议（“决议”）。

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

重大不利影响。在交割日或交割日之前未产生重大不利影响。

ARTICLE V

第五条

Stock Certificate Legend

股权证书上的说明

Section 5.1 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

第5.1节 限制交易说明。证券的股权证书都应盖印或以其他方式印上有与下段文字基本相同的限制交易说明（此受限说明是对任何相关的州证券法或“蓝天”法下的限制交易说明的补充）：

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REDISTRICTIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S PROMULGATED UNDER IT. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT IS NOT REDISTRICTIRED. FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

此证书代表的证券（“证券”）尚未依照1933年的证券法及其修改案（“证券法”）的要求登记。此证券根据证券法下的规则S发行而豁免登记。不得在美国境内出售，转让或进行其他处理，除非已依照证券法和适用的州证券法进行登记，或者公司已收到法律顾问出具的意见书，提出依照证券法的条款此证券的登记不是必须的。另外，除非符合证券法的要求，不允许对此证券进行对冲交易。

ARTICLE VI

第六条

Indemnification

补偿

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless each Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by each Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by the Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

第6.1节 常规补偿。公司同意补偿购买人（及其各自的董事会成员，高级职员，管理层人员，合伙人，成员，股东，附属机构，代理人，继承人和子实体）并保证其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失都由购买人承担的，因公司做出的保证，陈述和承诺中的不准确或违反了其中条款而产生。购买人同意分别但不连带的补偿公司及其董事会成员，附属机构，代理人，继承者和子实体，并使其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失是由公司承担的，因购买人做出的保证，陈述和承诺中的不准确或违反了其中条款而产生。购买人依此第六节中所述补偿而承担的最大的总责任不得超过此购买人所支付的购买价格。任何“受补偿方”（定义见下）不得享有因违反本协议而引起的间接损害赔偿或惩罚性损害赔偿。

Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such money if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

第6.2节 补偿程序。任何依据此第六条有权享有补偿的当事方（“受补偿方”）应就任何因此补偿而引出的诉讼请求向补偿方发出书面通知；但是，若受补偿方未能发出此通知，补偿方仍需承担其在此第六条下的补偿责任，除非此不作为会对补偿方产生不公正结果。在就此补偿而向受补偿方提出的任何诉讼，诉讼程序或诉讼请求中，补偿方应有权参与其中并与法律顾问一起提出受补偿方合理的觉得满意的抗辩，除非依据受补偿方的合理的判断，存在利益冲突，并且补偿方很可能在此诉讼，诉讼程序或诉讼请求中胜出。若补偿方告知受补偿方其将对根据本协议提出的此类赔偿要求提出异议，或在收到任何关于补偿的通知后的三十（30）天内未能书面通知受补偿方其将选择自费应诉，调解或折中方式（或在应诉后的任何时候停止抗辩），则受补偿方可自由选择应诉，调解或其它折中方法，或支付此诉讼或诉讼请求的费用。在任何情况下，除非补偿方书面选择并确已开始抗辩，因此抗辩，调节或折中方式而产生的受补偿方的费用和花销应为可依此条款补偿的款项。受补偿方应就此诉讼或诉讼请求的协商或抗辩与补偿方全力合 作，并向补偿方提供受补偿方可合理获取的与此诉讼或诉讼请求相关的所有信息。补偿方应将抗辩或任何调解协商的进展情况及时通知受补偿方。若补偿方选择应诉此诉讼或诉讼请求，则受补偿方应有权自费与法律顾问参与到此抗辩中。补偿方不因任何未获其书面同意便生效的调解而承担责任，但是，若已将调解告知补偿方，但补偿方未能在收到此通知的三十（30）天内回应，则补偿方应对此调解承担责任。不论与第六条有任何相反的规定，若未得到受补偿方的事先书面同意，补偿方不得同意调解或采用折中方式或同意任何要求受补偿方承担任何将来义务的判决或者不包含要求起诉方或原告免除所有受补偿方与此诉讼请求相关的所有责任这一无条件条款的判决。只要受补偿方同意（此同意为不可撤回）若适格法律管辖区的法院最终判定此当事方无权获得补偿，受补偿方将退还此所有补偿，则在调查或抗辩过程中收到的账单的款项，或在此期间产生的花销，损失，损害赔偿或责任的补偿应分期支付。此补偿协议是以下权利的补充（a）受补偿方针对补偿方所享有的任何诉因，及（b）任何补偿方可能依法承担的责任。

ARTICLE VII

第七条

Miscellaneous

其他条款

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

第7.1节 费用和花销。除本协议所述，各当事方应自行支付其顾问，律师，会计师和其他专家的费用和花销，以及所有其他与协商，准备，签署，送达，和履行本协议有关的花销。

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

第7.2节 特别履行，同意接受司法管辖。

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

公司和购买人承认并同意，如果本协议的任何条款没有按照其具体约定履行或条款被违反，造成的损失均应被认定为不可弥补的损失。双方也就此同意各方都有权要求强制令以阻止或消除本协议的违约情况，并要求执行本协议中的具体条款，此救济是对任何依据法律或衡平法可适用的救济的补充。

(b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

公司和购买人（i）就所有因本协议或其所述的交易而产生的诉讼或诉讼程序，接受位于纽约州南区的美国巡回法院以及位于纽约郡的纽约州法院的管辖，此接受不可撤回，并且（ii）放弃并同意不在任何诉讼或诉讼程序中提出任何关于不受此等法院属人管辖，或诉讼在不方便法院提起，或案件审判地不合适的诉讼请求。公司和购买人同意在此类诉讼中送达服务可通过使用挂号信或第二日送达服务（需有送达的证明）将依本协议所需的通知复印件送达至有效的地址，并同意此类送达是良好有效的法律文书送达和通知。第7.2节不得影响或限制任何其他法律允许的送达方式。各当事方就此放弃对个人送达法律文书的要求，同意以邮寄作为法律文书送达方式，并同意此类送达是良好有效的法律文书送达和通知。此条款不得限制任何其他法律所允许的有关法律文书送达的权利。

Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matters, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

第7.3节 协议的完整性；修正。本协议中包含了协议各方对本协议的相关事项的完整理解和合意，除非本协议中明确指明，公司或购买人没有对本协议中所述事项做出其他任何陈述，保证，或承诺；针对所述事项的所有先前的理解和合意都合并到本协议中，并被本协议所取代。若无公司和购买人的书面同意，本协议的任何条款不得被取消或修改。

Section 7.4 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

第7.4节 通知。所有通知，要求，同意，请求，指示和其他因本协议需要或与本协议所设想的与交易有关而发出，传达或允许的交流，均应采用书面形式出现，在以下情况中，应被视为已送达并由预期的接收者收取：（i）若人力递送，则是递送的工作日（以人力递送服务的收据为证），（ii）若由要求回执的挂号信邮寄，则为邮寄后的两（2）个工作日，（iii）若使用第二日送达的快递服务（预付所有费用），则为递送的工作日（以具有一定公信力的第二日送达服务的收据为证），或（iv）若通过传真，且在收信人当地时间下午六点前发出的，为传真当天，若在其他时间，则为下一个工作日（以发送方传真机器打印的确认发送的通知为证）。若任何通知，要求，同意，请求，指示和其他交流因地址改变且未事前通知（须符合第7.4节要求），或者拒绝接收，则此通知，要求，同意，请求，指示和其他交流应视为在通知发出的第二个工作受到（以发送方的宣誓书为证）。所有此类通知，要求，同意，请求，指示和其他交流应递送至以下地址或传真号码：

If to the Company:

若至公司：

BAIYU HOLDINGS, INC.

139, Xinzhou 11th Street, Futian District

Shenzhen, Guangdong, PRC 518000

If to Purchaser:

如至购买人：

The address listed on Exhibit B

在附录B中列明的地址

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

任何当事方可时常更改通知所用的地址，但需提前十（10）天以书面形式告知另一方。

Section 7.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

第7.5节 豁免。任何一方关于对本协议任何条款、条件或要求的违约的豁免不能视为未来或对其他条款，条件或要求的豁免。

Section 7.6 Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

第7.6节 编号。本协议中的编号（包括但不限于各节编号以及附录和披露表中的编号）仅是出于引用方便的考虑，不影响本协议的释义，解释或理解。任何分性别或不分性别的指代都应包括所有性别的指代。任何单数名词包应包括其相对应的复数名词，反之亦然。

Section 7.7 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Shares in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

第7.7节 继承者和子实体。若未获得公司或购买人的事前书面同意，各当事方公司不得转让本协议；但是，依据联邦和州的证券法或交易文件所述，在未获得公司或其他购买人的事前书面同意下，但此购买人告知公司之后，购买人可向附属机构或在非公开交易中收购了其全部或基本全部股票或期权的第三方转让其全部或部分权利及义务；但是，此权利或义务的转让会影响此购买人在本协议下的义务，此受转让者书面同意就被转让的证券以及接受本协议中适用于此购买人的条款的约束力。本协议的条款对允许的各继承者和子实体具有约束力。除在本协议中明示之外，本协议的条款，明示或暗含的，都不赋予除本协议中的当事方及其各自的继承者和子实体任何权利，救济，义务或责任。

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

第7.8节 适用法律。本协议应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州实体法的冲突法。本协议不适用“对起草人不利”的原则。

Section 7.9 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

第7.9节 存续。公司和购买人的保证与陈述在本协议签署和送达后继续有效，有效期为交割日之后的三年。

Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

第7.10节 副本。本协议可在多个副本上签署，每一份副本都可视为原件，所有副本都可视为同一协议并且在各方签署并送达本协议另一方时生效，当事方无需签署每一份副本。若签名是通过传真发送，此传真签名对签署方的约束力与将此传真签名视为原件的约束力相同

Section 7.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

第7.11节 可分割性。本协议中的条款具有可分割性，若具有适格管辖权的法院判定本协议中的任何一个或多个条款或部分条款由于任何原因无效、非法或不可执行，其他条款的效力不受影响，并且在解释此有效条款时，应将无效的条款视为不存在，以便有效条款能在最大程度上被执行。

Section 7.12 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

第7.12节 个人名义。各购买人是以其个人名义签署本协议，而非与其他购买人为一个团体。各购买人，独立地而非联合地，作出本协议下包含的陈述和保证。

Section 7.13 Termination. This Agreement may be terminated prior to Closing by mutual written agreement of the Purchasers and the Company.

第7.13节 终止。本协议可在交割前由购买人和公司双方书面同意终止。

Section 7.14. Language. The terms of this Agreement set forth herein in English shall control and be binding on the parties and any translations of this Agreement into Chinese shall be for informational purposes only.

第7.14节 语言。本协议中所规定的英文条款将控制并对各方具有约束力，任何将本协议翻译成中文的翻译仅供信息参考之用。

Section 7.15. Independent Counsel. Each Purchaser hereby acknowledges that this Agreement has been prepared on behalf of the Company by legal counsel to the Company, and that the Company’s legal counsel does not represent, and is not acting on behalf of, such Purchaser. Each Purchaser has been provided with an opportunity to consult with such Purchaser’s own counsel with respect to this Agreement.

第7.15节 独立法律顾问。各购买人特此承认，本协议是由公司的法律顾问代表公司准备的，并且公司的法律顾问不代表也不按照此购买方行事。每位购买人已获得机会就本协议咨询其自己的法律顾问。

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[余页故意留空；下页为签名页]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

本协议由双方授权代表于上述日期正式签署，以资证明。

Company 公司 BAIYU HOLDINGS, INC.

By:	/s/ Renmei Ouyang
签字:
Name:	Renmei Ouyang
Title:	Chief Executive Officer 首席执行官

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Katie Ou
签字
Name:	Katie Ou
名称：	Katie Ou

Number of Shares Purchased （购买的普通股股数）:3,900,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$4,797,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Hu Yuan
签字
Name:	HU YUAN
名称：	袁虎

Number of Shares Purchased （购买的普通股股数）:3,900,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$4,797,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Chaoliang Yang
签字
Name:	CHAOLIANG YANG
名称：	杨朝亮

Number of Shares Purchased （购买的普通股股数）:3,900,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$4,797,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Lianying Deng
签字
Name:	LIANYING DENG
名称：	邓莲英

Number of Shares Purchased （购买的普通股股数）:3,900,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$4,797,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Li Tan
签字
Name:	LI TAN
名称：	谭丽

Number of Shares Purchased （购买的普通股股数）:2,600,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$3,198,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Daoming Yang
签字
Name:	DAOMING YANG
名称：	杨道明

Number of Shares Purchased （购买的普通股股数）:2,300,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$2,829,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Rongping Chen
签字
Name:	RONGPING CHEN
名称：	陈荣平

Number of Shares Purchased （购买的普通股股数）:1,750,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$2,152,500.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Sihau Deng
签字
Name:	SIHUA DENG
名称：	邓思华

Number of Shares Purchased （购买的普通股股数）:1,720,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$2,115,600.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Chao Luo
签字
Name:	CHAO LUO
名称：	罗超

Number of Shares Purchased （购买的普通股股数）:1,480,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$1,820,400.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Qianying Yuan
签字
Name:	QIANYING YUAN
名称：	袁黔英

Number of Shares Purchased （购买的普通股股数）:1,150,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$1,414,500.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Zengnan Zhao
签字
Name:	ZENGNAN ZHAO
名称：	赵增楠

Number of Shares Purchased （购买的普通股股数）:1,000,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$1,230,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Kangzhen Zhou
签字
Name:	KANGZHEN ZHOU
名称：	周康珍

Number of Shares Purchased （购买的普通股股数）:500,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$615,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Guang Ma
签字
Name:	GUANG MA
名称：	马光

Number of Shares Purchased （购买的普通股股数）:500,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$615,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Weimin Dai
签字
Name:	WEIMIN DAI
名称：	戴伟民

Number of Shares Purchased （购买的普通股股数）:500,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$615,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Mengsha Yang
签字
Name:	MENGSHA YANG
名称：	杨梦莎

Number of Shares Purchased （购买的普通股股数）:500,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$615,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

Signature Page of the Purchasers

购买人签字页

IN WITNESS WHEREOF, each Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意本协议的条款，并有效签署本协议。

Purchasers
购买人

By:	/s/ Original Global Funds SPC - Original Special Situations SP2
签字
Name:	Original Global Funds SPC - Original Special Situations SP2
名称：

Number of Shares Purchased （购买的普通股股数）:400,000

Total Purchase Price（购买价格）: ($1.23x 购买股数)$492,000.00

Address and Contacts of Purchaser：

购买人的地址和联系方式：

[Signature Page to Securities Purchase Agreement]

EXHIBIT A TO

THE SECURITIES PURCHASE AGREEMENT

NON U.S. PERSON REPRESENTATIONS

非美国主体声明

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

购买者表明其不是美国人，分别地并非联合地，进一步向公司声明和保证如下：

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

在（a）公司提出股票的要约时，及（b）此人或企业接受要约时，此人或企业在美国境外。

2.	Such person or entity is acquiring the Shares for such Shareholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

此人或企业购买股票是为其自身投资用途，而并非为了分发或销售给他人，且购买股票并非为了任何美国人的利益，或打算违反证券法的注册要求分发给任何美国人。

3.	Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

此人或企业购买和出售股票元会（x）根据规则S在美国境外进行；（y）根据证券法下的登记注册书；或（z）根据证券法可以适用豁免。特别是，从交割结算日开始后一年内（“分销特定期限”），此人或企业不得向任何美国个体出售或在美国境内出售，除非是根据证券法下的登记注册申请书或登记豁免进行出售。

4.	Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

此人或企业目前没有任何计划或准备在任何预定的期限内在美国境内或向美国人出售股票，也没有任何预定的安排出售股票或作为证券的分销商。

5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

此人或企业，关联人或任何代表人，没有签订或有意图在分销特定期限内在美国签订或会签订关于股票的任何卖方期权、短线持有或任何类似的工具或持有。

Exhibit A-1

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in Section 5.1.

此人或企业同意在任何股权证书或其他股票证明文件上根据第5.1条的格式印上限制交易。

7.	Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

此人或企业目前没有购买任何规避证券法登记条款的交易计划或设计中的股票。

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

此人或企业有充分的金融、证券、投资和其他商业知识和经验来保护本交易中自己的利益。

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

此人或企业在其认为必要的范围内就投资购买股票咨询了其税收、法律、会计和融资顾问。

10.	Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

此人或企业明白作此投资的各种风险并且有能力在不确定的时间内承担这些风险，包括但不限于，完全损失掉其在股票中的投资。

11.	Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

此人或企业有途径获得公司向证监会申报的所有报表，而且在交易的过程中在其要求的前提下公司提供了其他公共信息，所有这些公共信息对于该人或企业评估投资风险是充分的。

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

此人或企业有机会就公司和投资股票发行的条件和规定提问和获得解答。

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

此人或企业没有依赖公司或任何管理人员、员工或代理在本协议之外所做的关于公司的任何陈述和保证。

Exhibit A-2

14.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

此人或企业不会出售或转让股票，除非（A）这些股票的转让已依据证券法登记注册或（B）可以适用登记注册豁免。

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

此人或企业在签字页提供的地址是其主要住所地（如其为个人）或主要营业地（如其为公司或其他实体）。

16.	Such person or entity understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

此人或企业了解并认同投资股票没有经任何联邦或州的证监会或监管机构推荐，以下机构也没有确认或决定过提供给此人或企业的公司的信息的准确性；与此相反的情况将构成刑事犯罪。

Exhibit A-3

EXHIBIT B

附录B

LIST OF PURCHASERS

购买人的名单

No.	Name of Purchaser	No. of Shares Purchased under the Agreement
1	katie ou	3,900,000
2	袁虎 Hu Yuan	3,900,000
3	杨朝亮 Chaoliang Yang	3,900,000
4	邓莲英 Lianying Deng	3,900,000
5	谭丽 Li Tan	2,600,000
6	阳道明 Daoming Yang	2,300,000
7	陈荣平 Rongping Chen	1,750,000
8	邓思华 Sihua Deng	1,720,000
9	罗超 Chao Luo	1,480,000
10	袁黔英 Qianying Yuan	1,150,000
11	赵增楠 Zengnan Zhao	1,000,000
12	周康珍 Kangzhen Zhou	500,000
13	马光 Guang Ma	500,000
14	戴伟民 Weimin Dai	500,000
15	杨梦莎 Mengsha Yang	500,000
16	Original Global Funds SPC- Original SpecialSituations SP2	400,000
	Total	30,000,000

Exhibit B-1

EXHIBIT C

附录C

Form of Stockholding Certificate

股份证明样式

Reference is hereby made to that certain Securities Purchase Agreement (the “Agreement”) to be entered by the undersigned and BAIYU Holdings, Inc. (the “Company”). Any capitalized terms used herein but not defined herein shall have the meaning ascribed to such term terms in the Agreement.

特此参照即将由签署方和BAIYU Holdings, Inc.（“公司”）签署的某特定证券购买协议（“协议”）。本文件中使用但未在此处定义的任何大写字母开头的术语应按照协议中所赋予的含义解释。

1. The undersigned hereby represents and warrants to the Company that, as of the date hereof and as of the date of the Closing, a total of [FILL IN NUMBER] of shares of Common Stock of the Company are owned, directly or indirectly, by the undersigned and its Affiliates immediately prior to the Closing.

本人特此向公司陈述并保证，截至本日以及交割日期，本人及其关联方在交割之前直接或间接拥有公司普通股的总数为[填写数量] 股。

As used herein, “Affiliate” means, a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the undersigned; “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

在本文件中，“关联方”指的是直接或间接通过一个或多个中间方控制或被控制或与本人共同受控制的个人；“控制”意味着直接或间接拥有对某人的管理和政策方向的权力，无论是通过拥有表决权证券、合同还是其他方式

2. The undersigned hereby acknowledges and agrees that the Company will rely upon the information provided herein to ensure its compliance with Nasdaq Listing Rule 5635 and other applicable securities laws and regulations.

本人特此承认并同意公司将依赖此处提供的信息以确保其遵守Nasdaq上市规则5635和其他适用的证券法律法规。

3. The undersigned hereby agrees and covenants to indemnify and hold harmless, the Company and its subsidiaries from and against any and all claims, losses, liabilities, damages, settlements, expenses and costs, including reasonable attorneys’ fees, which arise out of or relate to any inaccuracy in the representations and warranties made by the undersigned in Section 1.

本人特此同意并承诺将赔偿并使公司及其子公司免受因本人在第1节中所作的陈述和保证的不准确而引起或相关的任何和所有索赔、损失、责任、损害、和解、费用和成本，包括合理的律师费。

4. The terms hereof set forth herein in English shall control and be binding on the parties and any translations of this Agreement into Chinese shall be for informational purposes only.

本文件中所规定的英文条款将控制并对各方具有约束力，任何将本协议翻译成中文的翻译仅供信息参考之用。

[Signature Page to Follow]

Exhibit C-1

The undersigned hereby executed this Stockholding Certificate as of the date hereof.

本人特此于本日签署此股份证明。

By:
Name:
姓名：

[Title: [if the purchaser is a natural person, please remove this line entirely]]

[职务：如果购买方是自然人，请删除此行]
Date:
日期：

Exhibit C-2